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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 11, 2021
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
Denver, North Carolina 28037
(Address of Principal Executive Offices, and Zip Code)

________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2021, Insignia Systems, Inc. (“Insignia”) entered into a Cooperation Agreement (the “Agreement”) with Nicholas J. Swenson, Air T, Inc. (the “Company”), Groveland Capital LLC, AO Partners I, L.P., AO Partners, LLC and Glenhurst Co. (the “Shareholder Group”). Pursuant to the terms of the Agreement, Insignia: (i) increased the size of Insignia’s board of directors (the “Board”) to five persons and (ii) appointed Mr. Swenson, the Company’s Chairman, President and Chief Executive Officer, to serve as the additional director. At the time of the Agreement, the Shareholder Group, in the aggregate, beneficially owned 698,262 shares of Insignia’s common stock, which represents approximately 39.6% of the issued and outstanding common stock of Insignia.

Subject to the Shareholder Group continuing to beneficially own at least 10% of Insignia’s outstanding common stock, during the Standstill Period (defined below) the Shareholder Group (i) has the right to name a replacement if Mr. Swenson ceases to serve as a member of the Board (together with Mr. Swenson, the “Air T Nominee”) and (ii) must approve any person identified by the Board or its Governance, Compensation and Nominating Committee to fill the first vacancy created by the departure of any other current director. Insignia has also agreed to include the Air T Nominee with its director nominees for election at Insignia’s annual meeting of shareholders to be held in 2022 (the “Annual Meeting”). The Shareholder Group has agreed to, among other things, ensure all shares beneficially owned are present and voted at the Annual Meeting in favor of Insignia’s director nominees and to abide by customary standstill provisions through the conclusion of the Annual Meeting (the “Standstill Period”).

The foregoing does not purport to be a complete summary of the terms of the Agreement and is qualified by reference to the full text of the Agreement, which is provided as Exhibit 10.1 to this report and is incorporated herein by reference as if fully set forth herein.

Item 7.01 Regulation FD Disclosure

See Item 1.01.

Item 9.01 Financial Statements and Exhibits

10.1Cooperation Agreement by and among Insignia Systems, Inc., Nicholas J. Swenson, Air T, Inc., Groveland Capital LLC; AO Partners I, L.P.; AO Partners, LLC and Glenhurst Co., dated October 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2021.

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer